UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 28, 2006

Date of report (Date of earliest event reported)

ConAgra Foods, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7275	47-0248710
(Commission File Number)	(IRS Employer Identification No.)

One ConAgra Drive
Omaha, NE	68102
(Address of Principal Executive Offices)	(Zip Code)

(402) 595-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

ConAgra Foods, Inc. issued a press release and posted a Q&A document on the company’s website on June 28, 2006 with earnings information on fourth quarter and year ended May 28, 2006. The press release and Q&A are furnished with this Form 8-K as exhibits 99.1 and 99.2, respectively.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated June 28, 2006.
99.2	Questions and Answers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA FOODS, INC.

Date: June 28, 2006	By: /s/ Robert F. Sharpe
Name: Robert F. Sharpe
Title: Executive Vice President,
Legal and External Affairs

EXHIBIT INDEX

Exhibit	Description	Page No.

99.1	Press Release dated June 28, 2006.........................................................
99.2	Questions and Answers.....................................................................